UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: September 10, 2018

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

On September 10, 2018, the Registrant reported the appointment of Mr. Ted Sharp as Chief Financial Officer (CFO) for the Company, replacing Randy Hardy, who left the Company to engage in other business pursuits.

Mr. Sharp will serve as the Company’s Chief Financial Officer (CFO) and Corporate Secretary.  He is currently President of Sharp Executive Associates, Inc., a privately-held accounting firm in Nampa, Idaho which provides CFO services to clients in several industries, including the exploration and mining sector.  Prior to 2003, he worked for 14 years as CFO, Managing Director of European Operations, and Corporate Controller for Key Technology, Inc., a publicly-traded manufacturer of capital goods.  From 1981 to 1989, Mr. Sharp worked in both public accounting and private industry.  He holds a BBA in Accounting from Boise State University and is a Certified Public Accountant in both Idaho and Washington.

Mr. Sharp does not have a family relationship with any member of the Board of Directors or any executive officer of the Company, and Mr. Sharp has not been a participant or had any interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

In connection with his appointment, Mr. Sharp will receive a fee for services on an as-needed basis at a rate of $150 per hour.

The Company extends special thanks to its former CFO, Randy Hardy, for more than a decade of dedicated service to Timberline shareholders. Mr. Hardy will continue as an advisor to the Company.

Item 7.01  Regulation FD Disclosure.

On September 10, 2018, the Company issued a press release entitled, “Timberline Resources Announces Management Change”.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated September 10, 2018.*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: September 10, 2018	By:	/s/ Steven A. Osterberg
Steven A. Osterberg Chief Executive Officer